Exhibit 99.1

News Release

International Game Technology Reports Third Quarter Fiscal Year 2013 Results

Third Quarter Highlights (compared to last year’s third quarter)

●	Total revenues increased 9% to $579 million, primarily due to substantial increases in North America product sales and social gaming
●	Social gaming revenues increased 105% to $61 million and average revenue per daily active user grew 60% to $0.40
●	GAAP earnings per share from continuing operations increased 56% to $0.25
●	Adjusted earnings per share from continuing operations increased 43% to $0.33

(LAS VEGAS – July 23, 2013) – International Game Technology (NYSE: IGT) today reported operating results for the third quarter ended June 30, 2013.

“We are pleased to report another quarter of strong financial performance demonstrated by growth in revenue, operating income and EPS,” said Patti Hart, CEO of IGT. “Our momentum continues and is bolstered by our focused attention on the execution of our business strategy and positive leverage from the broad distribution of our best-in-class content.”

News Release

International Game Technology Reports 2013 Third Quarter Results

Consolidated Results

($ in millions, except per share amounts)	Quarters Ended			Nine Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
GAAP Measures
Revenue	$579.0	$532.8	9%	$1,709.2	$1,519.6	12%
Operating income	$123.0	$95.5	29%	$370.7	$313.5	18%
Income from continuing operations	$65.7	$46.9	40%	$209.2	$159.6	31%
Earnings per share from continuing operations	$0.25	$0.16	56%	$0.79	$0.54	46%
Net operating cash flows				$335.2	$327.0	3%

Non-GAAP Measures
Adjusted operating income	$154.1	$129.3	19%	$455.2	$375.3	21%
Adjusted income from continuing operations	$86.4	$68.5	26%	$258.1	$199.2	30%
Adjusted earnings per share from continuing operations	$0.33	$0.23	43%	$0.97	$0.67	45%
Free cash flow (after dividends)				$182.6	$102.7	78%

Adjusted operating income, adjusted income from continuing operations, adjusted earnings per share from continuing operations and free cash flow are non-GAAP financial measures. Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

●	Revenues increased 9% to $579 million, primarily driven by growth in North America machine sales and social gaming.
●	Adjusted earnings per share from continuing operations increased 43% to $0.33.
●	Non-GAAP adjusted financial measures for the quarter ended June 30, 2013 exclude acquisition-related charges for DoubleDown, proxy contest-related fees and building impairment.

News Release

International Game Technology Reports 2013 Third Quarter Results

Gaming Operations

($ in millions, unless otherwise noted)	Quarters Ended			Nine Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change

Revenue	$247.3	$258.2	-4%	$744.3	$776.4	-4%
Gross profit	$151.7	$155.7	-3%	$461.6	$472.9	-2%
Gross margin	61%	60%	2%	62%	61%	2%
Installed base	56,700	56,900	-	56,700	56,900	-
Average revenue per unit per day (0.00)	$47.96	$50.20	-4%	$47.91	$51.31	-7%

●	Revenues decreased 4% to $247 million primarily due to lower MegaJackpots® revenue.
●	Gross margin increased to 61% from 60% compared to the prior year quarter, primarily due to lower jackpot expenses and depreciation.
●	Average revenue per unit per day in the quarter was $47.96, down 4% over the prior year quarter and down 3% sequentially, both primarily due to lower yields, most significantly in MegaJackpots®.

Product Sales

($ in millions, unless otherwise noted)	Quarters Ended			Nine Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change

Revenue	$259.2	$231.6	12%	$772.9	$653.4	18%
Gross profit	$139.9	$124.4	12%	$409.2	$348.0	18%
Gross margin	54%	54%	-	53%	53%	-
Units recognized ('000)	13.4	11.6	16%	38.4	29.1	32%
Average machine sales price ('000)	$13.3	$13.7	-3%	$14.0	$15.0	-7%

●	Revenues increased 12% to $259 million and units recognized increased 16% to 13,400, primarily due to increased North America machines related to Canadian VLT customers and non-machine sales.
●	Average machine sales price decreased 3% compared to the prior year quarter mainly due to an increased mix of lower-priced VLT sales.

News Release

International Game Technology Reports 2013 Third Quarter Results

Interactive

($ in millions, unless otherwise noted)	Quarters Ended			Nine Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change

Revenue	$72.5	$43.0	69%	$192.0	$89.8	114%
Social gaming	$61.4	$29.9	105%	$157.1	$51.2	207%
IGTi	$11.1	$13.1	-15%	$34.9	$38.6	-10%

Gross Margin	63%	52%	21%	61%	53%	15%
Social gaming	62%	61%	2%	61%	61%	-
IGTi	65%	32%	103%	58%	42%	38%

Double Down Average User Statistics*
DAU (Daily active users) ('000)	1,690	1,355	25%	1,613	1,351	19%
MAU (Monthly active users) ('000)	6,658	5,217	28%	5,950	5,110	16%
Bookings per DAU (0.00)	$0.40	$0.25	60%	$0.36	$0.25	44%

*as a single application with multiple games, active users equal unique users

●	Social gaming revenues more than doubled compared to the prior year quarter and increased 13% from the prior sequential quarter to $61 million, primarily driven by increased average bookings per DAU.
●	Average DAU were 1.7 million, an increase of 25% over the prior year quarter and flat compared to the prior sequential quarter.
●	Average MAU were 6.7 million, an increase of 28% compared to the prior year quarter and an increase of 6% compared to the prior sequential quarter.
●	Average bookings per DAU increased 60% over the same quarter last year and 8% from the prior sequential quarter to $0.40.

News Release

International Game Technology Reports 2013 Third Quarter Results

Operating Expenses and Other Income/Expense

($ in millions)	Quarters Ended			Nine Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
Operating Expenses
Selling, general & administrative	$114.4	$104.9	9%	$325.0	$303.8	7%
Research & development	59.8	55.1	9%	172.3	157.3	10%
Depreciation & amortization	19.3	21.1	-9%	58.0	55.8	4%
Contingent acquisition related costs	19.2	26.0	-26%	58.6	37.8	55%
Impairment	1.5	-	*	3.1	-	*
Total operating expenses	$214.2	$207.1	3%	$617.0	$554.7	11%

Adjusted Operating Expenses
Total	$185.4	$175.0	6%	$534.4	$496.9	8%

Adjusted operating expenses is a non-GAAP financial measure. Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

●

Third quarter operating expenses increased 3% over the prior year quarter primarily due to increased headcount, professional fees including proxy contest-related expenses and advertising expenses related to increased online social gaming revenues, partially offset by decreases in bad debt provisions and acquisition-related charges.

●	Adjusted operating expenses were 32% of revenues compared to 33% of revenues in the prior year quarter.

Balance Sheet and Capital Deployment

($ in millions)	June 30,	September 30,
	2013	2012	% Change

Cash and equivalents (including restricted amounts)	$302.1	$288.2	5%
Working capital	$(228.8)	$633.0	-136%
Contractual debt obligations	$1,650.0	$1,790.0	-8%

●	During the quarter, the company announced its third consecutive quarterly cash dividend increase, an increase of 50% compared to the dividend paid in the same quarter last year.

News Release

International Game Technology Reports 2013 Third Quarter Results

Other

References to per share amounts in this release are based on diluted shares of common stock, unless otherwise specified.

Outlook

Based on current expectations and the operating results for the third quarter of fiscal 2013, the company is affirming its fiscal year 2013 guidance for adjusted earnings from continuing operations of $1.26 to $1.32 per share.

GAAP earnings per share from continuing operations for fiscal year 2013 will include acquisition-related expenses, primarily related to DoubleDown, proxy contest-related fees, certain tax-related items and impairment charges. The company may also recognize other items that are not currently determinable, but may be significant. For this reason, the company is unable to provide estimates for full-year GAAP earnings per share from continuing operations at this time.

Earnings Conference Call

As previously announced on July 9, 2013, IGT will host a conference call to discuss its Third Quarter 2013 earnings results on Tuesday, July 23, 2013, at 2:00 p.m. PDT (or 5:00 p.m. EDT). The access numbers are as follows:

Domestic callers dial +1 877-601-4716, passcode IGT

International callers dial +1 773-756-4816, passcode IGT

The conference call will also be broadcast live over the Internet. A link to the webcast is available at the IGT website: http://www.IGT.com/investors. The call will be archived until Tuesday, August 6, 2013 at http://www.IGT.com/investors, for those interested parties that are unable to participate during the live webcast.

A taped replay of the conference call will be available after the conference call. This replay will run through Tuesday, August 6, 2013. The access numbers are as follows:

Domestic callers dial +1 866-395-7260

International callers dial +1 203-369-0489

Q3 FY 2013 Excel file

Q3 FY 2013 PDF of this press release

News Release

International Game Technology Reports 2013 Third Quarter Results

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These statements include our expected future financial and operational performance (including our guidance for fiscal year 2013) and our strategic and operational plans. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the results predicted, and reported results should not be considered an indication of future performance. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions and changes in economic conditions affecting the gaming industry; new or changing laws or regulations or new interpretations of existing laws or regulations affecting our business; difficulties or delays in obtaining or maintaining necessary licenses or approvals; slow growth in the number of new gaming jurisdictions or new casinos or the rate of replacement of existing gaming machines; changes in operator or player preferences for our products; our ability to compete in the gaming industry with new or existing competitors; our ability to develop and introduce new products and their acceptance by our customers; risks related to our international operations; our ability to protect our intellectual property; adverse results of litigation, including intellectual property infringement claims; risks related to business combinations, investments in intellectual property and the integration of acquisitions; and future developments or changes affecting online gaming or social casino-style gaming, which is a new and evolving industry. A further list and description of these and other risks, uncertainties and other matters can be found in our annual report and other reports filed with the Securities and Exchange Commission, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal 2012 filed with the SEC on November 28, 2012 and our Quarterly Report on Form 10-Q for our fiscal quarter ended March 31, 2013 filed with the SEC on May 8, 2013 and available on the SEC website at www.sec.gov and on the investor relations section of our website at www.IGT.com/investors. Additional information will also be set forth in our Quarterly Report on Form 10-Q for our fiscal quarter ended June 30, 2013, which we expect to file with the SEC in the third quarter of calendar 2013. All information provided in this release is as of July 23, 2013, and IGT does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

IGT Resources:

●     Like us on Facebook

●     Play DoubleDown Casino Games

●     Like DoubleDown Casino on Facebook

●     Follow us on Twitter

●     View IGT's YouTube Channel

●     Check out our other Games and Gaming Systems

News Release

International Game Technology Reports 2013 Third Quarter Results

About IGT

International Game Technology (NYSE: IGT) is a global leader in casino gaming entertainment and continues to transform the industry by translating casino player experiences to social, mobile and interactive environments for markets around the world. IGT's acquisition of DoubleDown Interactive provides engaging social casino style entertainment to more than 6 million players monthly. More information about IGT is available at IGT.com or connect with IGT at @IGTNews or facebook.com/IGT. Anyone can play at the DoubleDown Casino by visiting http://apps.facebook.com/doubledowncasino or doubledowncasino.com

IGT Contacts:

Michael Greene

Senior Manager, Investor Relations

Kate Pearlman

Vice President, Investor Relations and Treasury

+1 866-296-4232

News Release

International Game Technology Reports 2013 Third Quarter Results

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and Condensed)

	Periods Ended June 30,
	Third Quarters		Nine Months
	2013	2012	2013	2012
(In millions, except per share amounts)
Revenues
Gaming operations	$247.3	$258.2	$744.3	$776.4
Product sales	259.2	231.6	772.9	653.4
Interactive	72.5	43.0	192.0	89.8
Total revenues	579.0	532.8	1,709.2	1,519.6
Costs and operating expenses
Cost of gaming operations	95.6	102.5	282.7	303.5
Cost of product sales	119.3	107.2	363.7	305.4
Cost of interactive	26.9	20.5	75.1	42.5
Selling, general and administrative	114.4	104.9	325.0	303.8
Research and development	59.8	55.1	172.3	157.3
Depreciation and amortization	19.3	21.1	58.0	55.8
Contingent acquisition-related costs	19.2	26.0	58.6	37.8
Impairment	1.5	-	3.1	-
Total costs and operating expenses	456.0	437.3	1,338.5	1,206.1
Operating income	123.0	95.5	370.7	313.5
Other income (expense)
Interest income	11.5	11.0	34.0	33.9
Interest expense	(30.5)	(30.8)	(92.4)	(90.9)
Other	(6.7)	(1.6)	(9.6)	(6.4)
Total other income (expense)	(25.7)	(21.4)	(68.0)	(63.4)
Income from continuing operations before tax	97.3	74.1	302.7	250.1
Income tax provision	31.6	27.2	93.5	90.5
Income from continuing operations	65.7	46.9	209.2	159.6
Loss from discontinued operations, net of tax	-	(0.3)	-	(1.8)
Net income	$65.7	$46.6	$209.2	$157.8
Basic earnings (loss) per share
Continuing operations	$0.25	$0.16	$0.79	$0.54
Discontinued operations	-	-	-	(0.01)
Net income	$0.25	$0.16	$0.79	$0.53
Diluted earnings (loss) per share
Continuing operations	$0.25	$0.16	$0.79	$0.54
Discontinued operations	-	-	-	(0.01)
Net income	$0.25	$0.16	$0.79	$0.53
Weighted average shares outstanding
Basic	260.6	292.7	263.4	295.6
Diluted	263.2	294.3	265.6	297.2

News Release

International Game Technology Reports 2013 Third Quarter Results

CONSOLIDATED BALANCE SHEET (Unaudited and Condensed)

	June 30,	September 30,
	2013	2012
(In millions)
Assets
Current assets
Cash and equivalents	$229.3	$206.3
Restricted cash and investments	72.8	81.9
Jackpot annuity investments	57.4	60.2
Receivables, net	560.1	564.8
Inventories	95.4	92.9
Other assets and deferred costs	254.3	257.2
Total current assets	1,269.3	1,263.3
Property, plant and equipment, net	499.2	555.7
Jackpot annuity investments	272.7	295.7
Contracts and notes receivable, net	123.5	139.3
Goodwill and other intangibles, net	1,610.6	1,663.1
Other assets and deferred costs	339.1	368.0
Total Assets	$4,114.4	$4,285.1
Liabilities and Shareholders' Equity
Current liabilities
Short-term debt	$850.0	$-
Accounts payable	98.7	87.5
Jackpot liabilities, current portion	139.3	152.4
Dividends payable	23.5	16.0
Other accrued liabilities	386.6	374.4
Total current liabilities	1,498.1	630.3
Long-term debt	835.2	1,846.4
Jackpot liabilities	296.5	328.6
Other liabilities	197.1	282.0
Total Liabilities	2,826.9	3,087.3
Total Equity	1,287.5	1,197.8
Total Liabilities and Shareholders' Equity	$4,114.4	$4,285.1

News Release

International Game Technology Reports 2013 Third Quarter Results

CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited and Condensed)

	Nine Months Ended
	June 30,
	2013	2012
(In millions)
Operating
Net income	$209.2	$157.8
Adjustments:
Depreciation and amortization	175.6	179.3
Acquisition-related contingent earn-out costs	28.0	11.1
Other non-cash items	74.6	64.4
Changes in operating assets and liabilities, excluding acquisitions:
Receivables	(20.7)	(24.6)
Inventories	3.7	(14.4)
Accounts payable and accrued liabilities	(58.7)	14.5
Jackpot liabilities	(58.2)	(38.5)
Income taxes, net of employee stock plans	(25.5)	(6.5)
Other assets and deferred costs	7.2	(16.1)
Net operating cash flows	335.2	327.0
Investing
Capital expenditures	(97.1)	(170.8)
Jackpot annuity investments, net	39.3	36.7
Changes in restricted cash	8.8	6.7
Loans receivable, net	22.6	21.5
Business acquisitions, net of cash acquired	-	(233.9)
Other	15.3	29.6
Net investing cash flows	(11.1)	(310.2)
Financing
Debt-related proceeds (payments), net	(143.2)	280.0
Employee stock plan proceeds	13.7	15.1
Share repurchases	(81.0)	(475.1)
Noncontrolling interest acquired	-	(2.5)
Dividends paid	(55.5)	(53.5)
Acquisition-related contingent consideration	(27.9)	-
Net financing cash flows	(293.9)	(236.0)
Foreign exchange rates effect on cash	(7.2)	0.5
Net change in cash and equivalents	23.0	(218.7)
Beginning cash and equivalents	206.3	460.0
Ending cash and equivalents	$229.3	$241.3

News Release

International Game Technology Reports 2013 Third Quarter Results

SUPPLEMENTAL DATA (Unaudited)

	Periods Ended June 30,
Revenue Metrics	Third Quarters		Nine Months
	2013	2012	2013	2012
In millions, unless otherwise noted
Gaming Operations
Revenues	$247.3	$258.2	$744.3	$776.4
North America	214.1	225.6	643.0	678.2
International	33.2	32.6	101.3	98.2
Gross margin	61%	60%	62%	61%
North America	60%	60%	61%	60%
International	69%	62%	69%	70%
Installed base ('000)	56.7	56.9	56.7	56.9
North America	42.5	43.4	42.5	43.4
International	14.2	13.5	14.2	13.5
Average revenue per unit per day (0.00)	$47.96	$50.20	$47.91	$51.31
Product Sales
Revenues	$259.2	$231.6	$772.9	$653.4
North America	184.7	160.1	544.2	424.0
International	74.5	71.5	228.7	229.4
Machines	$177.9	$159.2	$537.8	$436.0
North America	123.5	107.8	374.1	268.3
International	54.4	51.4	163.7	167.7
Non-machine	$81.3	$72.4	$235.1	$217.4
North America	61.2	52.3	170.1	155.7
International	20.1	20.1	65.0	61.7
Gross margin	54%	54%	53%	53%
North America	56%	56%	55%	56%
International	50%	49%	49%	49%
Units recognized ('000)	13.4	11.6	38.4	29.1
North America	10.0	8.2	28.3	18.8
International	3.4	3.4	10.1	10.3
Units shipped ('000) [includes units where revenues deferred]	13.6	12.6	37.2	29.6
North America	10.3	8.7	28.3	18.9
New	2.5	3.1	6.9	5.4
Replacement	7.8	5.6	21.4	13.5
International	3.3	3.9	8.9	10.7
New	0.9	1.1	2.7	4.4
Replacement	2.4	2.8	6.2	6.3
Average machine sales price ('000)	$13.3	$13.7	$14.0	$15.0
North America	12.4	13.1	13.2	14.3
International	16.1	15.1	16.2	16.3
Interactive
Revenues	$72.5	$43.0	$192.0	$89.8
North America	62.2	30.3	158.8	52.0
International	10.3	12.7	33.2	37.8
Social	61.4	29.9	157.1	51.2
North America	61.4	29.9	157.1	51.2
International	-	-	-	-
IGTi	11.1	13.1	34.9	38.6
North America	0.8	0.4	1.7	0.8
International	10.3	12.7	33.2	37.8
Gross margin	63%	52%	61%	53%
North America	63%	62%	62%	60%
International	65%	30%	58%	42%
DoubleDown Casino® Average User Statistics*
Daily active users (DAU) ('000)	1,690	1,355	1,613	1,351
Monthly active users (MAU) ('000)	6,658	5,217	5,950	5,110
Bookings per DAU (0.00)	$0.40	$0.25	$0.36	$0.25
*as a single application with multiple games, active users equal unique users

News Release

International Game Technology Reports 2013 Third Quarter Results

Reconciliations of GAAP to Non-GAAP Adjusted Financial Measures

(in millions, except EPS)

Third Quarter Ended June 30, 2013
					Continuing Operations
	Product Sales Revenue	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$259.2	$26.9	$214.2	$123.0	$65.7	$0.25
% of revenue			37%	21%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	(19.2)	19.2	12.8	0.05
Amortization of intangibles	-	(2.3)	(4.4)	6.7	4.4	0.02
Proxy fees	-	-	(3.7)	3.7	2.5	0.01
Building impairment	-	-	(1.5)	1.5	1.0	-
Total non-GAAP adjustments	-	(2.3)	(28.8)	31.1	20.7	0.08

Adjusted measures	$259.2	$24.6	$185.4	$154.1	$86.4	$0.33
% of revenue			32%	27%

Nine Months Ended June 30, 2013
					Continuing Operations
	Product Sales Revenue	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$772.9	$75.1	$617.0	$370.7	$209.2	$0.79
% of revenue			36%	22%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	(58.6)	58.6	39.1	0.14
Amortization of intangibles	-	(6.9)	(13.3)	20.2	13.5	0.05
Proxy fees	-	-	(7.6)	7.6	5.1	0.02
Impairment	-	-	(3.1)	3.1	2.1	0.01
Royalty settlement	(5.0)	-	-	(5.0)	(5.0)	(0.02)
Certain discrete tax items (benefits)	-	-	-	-	(5.9)	(0.02)
Total non-GAAP adjustments	(5.0)	(6.9)	(82.6)	84.5	48.9	0.18

Adjusted measures	$767.9	$68.2	$534.4	$455.2	$258.1	$0.97
% of revenue			31%	27%

(a) Adjustments tax effected at 33%, except no tax effect on royalty settlement

(b) Primarily related to DoubleDown

News Release

International Game Technology Reports 2013 Third Quarter Results

Third Quarter Ended June 30, 2012
				Continuing Operations
	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$20.5	$207.1	$95.5	$46.9	$0.16
% of revenue		39%	18%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	(26.0)	26.0	16.6	0.06
Amortization of intangibles	(1.7)	(4.7)	6.4	4.1	0.01
Professional fees	-	(0.1)	0.1	0.1	-
Severance	-	(1.3)	1.3	0.8	-
Total non-GAAP adjustments	(1.7)	(32.1)	33.8	21.6	0.07

Adjusted measures	$18.8	$175.0	$129.3	$68.5	$0.23
% of revenue		33%	24%

Nine Months Ended June 30, 2012
				Continuing Operations
	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$42.5	$554.7	$313.5	$159.6	$0.54
% of revenue		37%	21%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	(37.8)	37.8	24.2	0.08
Amortization of intangibles	(4.0)	(8.6)	12.6	8.1	0.03
Professional fees	-	(5.8)	5.8	3.7	0.01
Distributor settlement	-	(3.1)	3.1	2.0	0.01
Severance	-	(2.5)	2.5	1.6	-
Total non-GAAP adjustments	(4.0)	(57.8)	61.8	39.6	0.13

Adjusted measures	$38.5	$496.9	$375.3	$199.2	$0.67
% of revenue		33%	25%

(a) Adjustments tax effected at 36%

(b) Primarily related to DoubleDown

News Release

International Game Technology Reports 2013 Third Quarter Results

Adjusted EBITDA For The Periods Ended June 30,
	Third Quarters		Nine Months
	2013	2012	2013	2012
GAAP Income from continuing operations	$65.7	$46.9	$209.2	$159.6
Other (income) expense, net	25.7	21.4	68.0	63.4
Income tax provision	31.6	27.2	93.5	90.5
Depreciation and amortization	57.8	64.1	175.6	179.3
Other charges:
Share-based compensation	10.1	8.8	28.7	25.4
Contingent acquisition-related costs	19.2	26.0	58.6	37.8
Impairment	1.5	-	3.1	-
Adjusted EBITDA	$211.6	$194.4	$636.7	$556.0

Free Cash Flow For The Nine Months Ended June 30,
	2013	2012
GAAP net operating cash flows	$335.2	$327.0
Investment in property, plant and equipment	(18.7)	(35.3)
Investment in gaming operations equipment	(78.1)	(133.2)
Investment in intellectual property	(0.3)	(2.3)
Free Cash Flow (before dividends)	238.1	156.2
Dividends paid	(55.5)	(53.5)
Free Cash Flow (after dividends)	$182.6	$102.7

We believe that certain non-GAAP financial measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating our operating performance. Non-GAAP information is used to evaluate business performance and management’s effectiveness. These measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures may not be calculated in the same manner by all companies and therefore may not be comparable.